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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 11, 2006



                              POSSIS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)



         Minnesota                       0-944                 41-0783184
------------------------------  ------------------------  --------------------
(State or other jurisdiction    (Commission file number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 11, 2006, the Company introduced a new solution for endovascular site management. The new SafeSealTM Hemostasis Patch is part of the strategy to expand endovascular product offerings. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits

     [c]    Exhibits.

     99.1 Press Release, dated May 11, 2006, issued by Possis Medical, Inc.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    May 11, 2006
                                      POSSIS MEDICAL, INC.



                                      By:  /s/ Jules L. Fisher
                                           ----------------------------------
                                           Jules L. Fisher
                                           Vice President, Finance and Chief
                                           Financial Officer

                                  EXHIBIT INDEX

Exhibit No. Description

99.1        Press Release, dated May 11, 2006, issued by Possis Medical, Inc.